Supplement to the
Fidelity® Advisor
Aggressive
Growth Fund
Class A, Class T, Class B, and Class C
January 29, 2004
Prospectus

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

AAG-04-01 April 2, 2004
1.756189.108